Discontinued Operations	12 Months Ended
Dec. 31, 2012
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations
Discontinued Operations
In connection with our 2009 agreement with Schnitzer Steel Industries, Inc., we agreed to sell two self service retail facilities in Dallas, Texas on January 15, 2010 for $12.0 million. We recognized a gain on the sale of approximately $1.7 million, net of tax, in our first quarter 2010 results. Goodwill totaling $6.7 million was included in the cost basis of net assets disposed when determining the gain on sale.
The self service facilities that we sold qualified for treatment as discontinued operations. The financial results of these facilities are segregated from our continuing operations and presented as discontinued operations in the Consolidated Statements of Income for all periods presented. The remaining liabilities of discontinued operations are not material to our financial position for the periods presented.
Results of operations for the discontinued operations are as follows (in thousands):

	Year Ended December 31,
	2012	2011	2010
Revenue	$—	$—	$686
Income before income tax provision	$—	$—	$355
Income tax provision	—	—	131
Income from discontinued operations, net of taxes, before gain on sale of discontinued operations	—	—	224
Gain on sale of discontinued operations, net of taxes of $1,015	—	—	1,729
Income from discontinued operations, net of taxes	$—	$—	$1,953